EXHIBIT 99.2

HENRY SCHEIN TO SPIN OFF AND MERGE ITS ANIMAL HEALTH BUSINESS

WITH VETS FIRST CHOICE, CREATING AN INNOVATIVE

APPROACH TO ADVANCING VETERINARY CARE

--	Henry Schein Will Spin Off Its Animal Health Business, Which Will Merge with Vets First Choice Forming an Independent Public Company

--	Transaction Unlocks Value for Henry Schein Shareholders by Creating an Exciting New Animal Health Company While Providing Enhanced Focus for Its Growing Dental and Medical Businesses; Year-Three Operating Income Synergies for the Combined Animal Health Businesses Expected to be in Excess of $100 Million

--	Upon Completion of the Transaction, Henry Schein Shareholders Will Own Approximately 63% and Vets First Choice Shareholders Will Own Approximately 37% of the New Company; Henry Schein Expects to Receive Between $1.0-$1.25 Billion in Cash on a Tax-Free Basis

Conference call with slide presentation begins at 8:30 a.m. Eastern time

MELVILLE, N.Y., and PORTLAND, ME, April 23, 2018 – Henry Schein, Inc. (Nasdaq: HSIC) and Vets First Choice announced plans today for Henry Schein to spin off its Animal Health business and merge it with Vets First Choice, creating an innovative approach to advancing the delivery of animal health care designed to provide unique benefits to veterinarians, manufacturers, pet owners, and their pets.

The new company, to be called Vets First Corp., will harness insights and analytics to provide pro-active prescription management, and combined with Henry Schein’s leading global animal health solutions, will create a unique animal health service and technology platform dedicated to supporting the veterinary market. By bringing together the power of data analytics, digital communications, practice management software, and supply chain expertise into a multi-channel platform, Vets First Corp. is expected to improve health outcomes for the benefit of pets and their owners, while driving increased demand for products and services for the benefit of veterinary offices and manufacturers.

“We are excited about the merger of Henry Schein Animal Health with Vets First Choice. Over the years we have observed the impressive success of Vets First Choice and believe the combined management team is well positioned to capitalize on the significant opportunities created by the merger,” said Stanley M. Bergman, Chairman of the Board and Chief Executive Officer, Henry Schein, Inc.

Henry Schein, Inc. ● 135 Duryea Road ● Melville, New York 11747	1

“We are similarly excited about the significant growth opportunities for Henry Schein’s dental and medical businesses as we implement our 2018-2020 Strategic Plan,” Mr. Bergman continued. “Building upon our long history of reinvention, the Company will continue to expand our offering of innovative solutions for our dental and medical customers. We see significant growth opportunities in both the dental and medical markets, such as advancing our position in practice management solutions, including those provided by our new Henry Schein One joint venture, and expanding our penetration with health care practitioners and specialists as well as large group practices and ambulatory care sites.”

A New Global Leader in Animal Health

“We are early in the lifecycle of rapid technological change in the animal health market,” said Ben Shaw, Founder and CEO of Vets First Choice, who will become CEO of the new company. “This merger creates an enhanced value chain that connects the veterinarian, the manufacturer, and the pet owner through insights and analytics that will support better clinical and financial outcomes. This new global animal health care company is focused on improving clinical compliance by facilitating the delivery of care how, when, and where the pet owner wants it.”

Vets First Choice, founded in 2010, has quickly become a leading provider of technology-enabled health care services, with a sole focus on animal health. The company is based in Portland, Maine, where the combined company will be headquartered.

Henry Schein Animal Health (HSAH) is the world’s largest and only global supply chain provider of animal health products and related services, with market-leading positions in North America, Europe, and Australia/New Zealand. HSAH has approximately 4,300 team members and active customers include approximately 75% of veterinarians in the U.S., and 70% of veterinarians in Europe and Australia/New Zealand. In addition, more than 50% of U.S. Animal Health practices currently utilize Henry Schein’s practice management software platform to drive office productivity and customer engagement. Vets First Choice has approximately 750 team members in the U.S., and more than 5,100 veterinary practices on its prescription management platform.

Immediately following a spin-off from Henry Schein, HSAH will combine with Vets First Choice to form a new publicly traded company that is expected to provide veterinarians with a powerful new platform to grow their practices, improve client engagement, and drive better health outcomes for pets. This transaction is expected to uniquely position the new company to pursue new revenue opportunities, greater operational efficiency, and accelerated growth, in an attractive end-market.

The company will have combined pro forma 2017 sales of approximately $3.6 billion. HSAH and Vets First Choice expect synergies to grow annually such that in year three, operating income synergies for the combined business will be in excess of $100 million, driven largely by accelerated revenue growth from the adoption of the Vets First Choice platform across the HSAH customer base.

“By combining forces with HSAH, we anticipate accelerating the introduction of new and enhanced programs, services, and technology to veterinary teams so they can deepen their focus on doing the great work of caring for the animals in our lives,” said Mr. Shaw. “Manufacturers will benefit from a global platform to help drive category growth, improved client engagement, and enhanced medication and service compliance. At the same time, team members of the combined company will continue to contribute in a highly collaborative environment with the shared goal of supporting our customers’ success.”

Unlocking Henry Schein Shareholder Value

“For Henry Schein, we believe the transaction benefits our shareholders in two ways,” Mr. Bergman said. “We believe Vets First Corp., as an independent public company focused exclusively on animal health, will be well-positioned to achieve a premium valuation in the market. We believe the transaction positions Henry Schein shareholders to benefit from their investment in a more focused dental and medical growth company.

“Following the spin-off of HSAH as an independent company, Henry Schein will focus on our market-leading dental and medical businesses as we make continued investments for future growth,” Mr. Bergman said. “We are confident in our ability to build upon our track record of delivering solid internal and acquisition growth, as we have over our 23-year history as a public company. We believe our formula of serving the dental and medical markets with innovative products, solutions, and support will position us well to drive increased top and bottom line growth going forward.”

Following the close of the transaction, on a pro forma basis, Henry Schein’s total 2017 revenue for the remaining business will be approximately $9.0 billion with approximately $690 million in GAAP operating income, or $695 million on a non-GAAP basis (see Exhibit A for reconciliation of GAAP operating income and non-GAAP operating income). Henry Schein expects to deliver EPS growth for the remaining consolidated business in the high-single digit to low-double digit range. Henry Schein expects to update full-year earnings guidance for the remaining business once the transaction closes by the end of 2018.

Management and Governance

Henry Schein will nominate six individuals to the board of directors and Vets First Choice will nominate five individuals to the board. Stanley Bergman will serve as a board member of Vets First Corp. and will continue as Henry Schein’s Chairman of the Board and CEO. Henry Schein, Inc. will nominate the Chair of the Governance and Nominating Committee of Vets First Corp., who will also serve as lead director. Ben Shaw, the CEO of Vets First Choice, will become the CEO of Vets First Corp., and David Shaw, Chairman of the Board and Co-Founder of Vets First Choice, as well as Founder of IDEXX Laboratories, Inc., will serve as Chairman of Vets First Corp. The current management of HSAH and Vets First Choice will have senior roles in Vets First Corp.

Transaction Details and Conditions to Close

The transaction is structured as a “Reverse Morris Trust” transaction intended to be tax-free to Henry Schein shareholders for U.S. tax purposes. It is currently expected that shares of Vets First Corp. common stock will be distributed to Henry Schein stockholders in connection with the spin-off of the Henry Schein Animal Health business and to Vets First Choice stockholders in the subsequent merger. In addition, equity incentives held by Henry Schein Animal Health and Vets First Choice employees will be converted into equity incentives in respect of shares of Vets First Corp. and shares of Vets First Corp. may be issued to certain minority holders of Henry Schein Animal Health subsidiaries in exchange for their interests in those subsidiaries. It is expected that Henry Schein shareholders and the aforementioned Henry Schein Animal Health-related parties will own approximately 63% of Vets First Corp. common stock immediately following the transaction, while Vets First Choice investors will own approximately 37% of such stock. The precise ownership percentages are subject to adjustments as set forth in the transaction agreements, but in all cases Henry Schein shareholders will receive a majority of Vets First Corp. shares in the transaction.

Additionally, Henry Schein expects to receive between $1.0 billion and $1.25 billion in cash on a tax-free basis as part of the transaction. Henry Schein plans to use the proceeds for general corporate purposes, including share repurchases, repayment of indebtedness and acquisition opportunities.

The transaction has been unanimously approved by the Boards of Directors of Henry Schein and Vets First Choice, and is expected to close by the end of 2018. It is also subject to customary closing conditions, including customary regulatory approvals, the receipt of tax opinions from counsel with respect to the transaction and the effectiveness of the registration statement on Form S-1/S-4 to be filed with the U.S. Securities and Exchange Commission in connection with the transaction.

Advisors

Centerview Partners is serving as exclusive financial advisor to Henry Schein, Inc., and Cleary Gottlieb and Proskauer Rose are serving as its legal advisors. J.P. Morgan Securities, LLC is serving as exclusive financial advisor to Vets First Choice and Morgan Lewis is serving as its legal advisor.

Conference Call

The Company will hold a conference call to discuss today’s announcement, beginning at 8:30 a.m. Eastern time. A presentation about the transaction will be posted to the Investors Relations section of www.henryschein.com.

Individual investors are invited to listen to the conference call through Henry Schein’s website at www.henryschein.com. In addition, a replay will be available beginning shortly after the call has ended.

About Henry Schein

Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of people and technology. With more than 22,000 Team Schein Members serving more than 1 million customers globally, the Company is the world’s largest provider of Business, Clinical, and Technology solutions to enhance the efficiency of office-based dental, animal health, and medical practitioners. The Company also serves dental laboratories, government and institutional health care clinics, and other alternate care sites.

A Fortune 500® Company and a member of the S&P 500® and the Nasdaq 100® indexes, Henry Schein’s network of trusted advisors provides health care professionals with the valued solutions they need to improve operational success and clinical outcomes. The Company offers customers exclusive, innovative products and solutions, including practice management software, e-commerce solutions, specialty and surgical products, as well as a broad range of financial services. Henry Schein operates through a centralized and automated distribution network, with a selection of more than 120,000 branded products and Henry Schein private-brand products in stock, as well as more than 180,000 additional products available as special-order items.

Headquartered in Melville, N.Y., Henry Schein has operations or affiliates in 34 countries. The Company’s sales reached a record $12.5 billion in 2017, and have grown at a compound annual rate of approximately 15 percent since Henry Schein became a public company in 1995.

For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein, and @HenrySchein on Twitter.

About Vets First Choice

Vets First Choice is a leading provider of technology-enabled health care services for companion and equine veterinary practitioners. Founded in 2010, the company partners with veterinarians to create insight into gaps in patient care and offers professionalized pro-active prescription management to drive client engagement and improve compliance. Its services result in better prescription compliance, increased client engagement, and improved practice revenues and profitability. For more information, please visit www.vetsfirstchoice.com.

Additional Information and Where to Find It

In connection with the proposed transaction, Vets First Corp. plans to file relevant materials with the SEC, including a registration statement on Form S-1/S-4 containing a prospectus, in the coming months. Investors and security holders are urged to carefully read the registration statement/prospectus (including any amendments or supplements thereto and any documents incorporated by reference therein) and any other relevant documents filed with the SEC when they become available, because they will contain important information about the parties and the proposed transaction. The registration statement/prospectus and other relevant documents that are filed with the SEC can be obtained free of charge (when available) from the SEC’s web site at www.sec.gov. These documents can (when available) also be obtained free of charge from Henry Schein, Inc. upon written request to Carolynne Borders at Henry Schein, Inc., 135 Duryea Road, Melville, NY 11747. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, Henry Schein provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. These statements are identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate” or other comparable terms. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to anticipated synergies and the expected timetable for completing the proposed transaction — are forward-looking statements. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. Therefore, you should not rely on any of these forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the transaction and the timing of the closing of the transaction; the ability to obtain requisite approvals; the ability to successfully integrate operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of the announcement of the transaction or consummation of the transaction on relationships, including with employees, customers and competitors; the ability to retain key personnel; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; and those additional risks and factors discussed in reports filed with the SEC by Henry Schein from time to time, including those discussed under the heading “Risk Factors” in its most recently filed Annual Report on Form 10-K. We undertake no duty and have no obligation to update any forward-looking statements contained herein.

Non-GAAP Financial Measures

This press release contains certain non-GAAP financial measures, including operating income. The non-GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U.S. GAAP. These non-GAAP measures should be evaluated only on a supplementary basis in connection with our U.S. GAAP results. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this press release.

Contacts:

Henry Schein

Investors: Carolynne Borders, Vice President, Investor Relations, carolynne.borders@henryschein.com, (631) 390-8105

Media: Ann Marie Gothard, Vice President, Corporate Media Relations,

annmarie.gothard@henryschein.com, (631) 390-8169

Vets First Choice

Investors: Nicholas Jansen, Vice President, Investor Relations

nicholas.jansen@vetsfirstchoice.com, (888) 280-2221, x1103

Media: David Melancon, david.melancon@vetsfirstchoice.com,

(917) 378-8525

Exhibit A

Henry Schein, Inc.

2017 Pro Forma Operating Income Reconciliation

of GAAP results to non-GAAP results

(in thousands, except per share data)

(unaudited)

Full Year 2017
Operating Income	$859,369

Pro Forma Adjustments
Animal health distribution (1)	$(146,579)
Animal health technology and value-added services (1)	(22,976)

Total pro forma Operating Income	$689,814

Non-GAAP Adjustments
Litigation settlement (2)	5,325

Pro Forma Non-GAAP Operating Income	$695,139

Management believes that pro forma non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating our business. These pro forma non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

(1)	Represents a pro forma adjustment to 2017 operating income as a result of the divestiture of the Animal Health distribution and Animal Health technology and Value-Added Services businesses.
(2)	Represents a 2017 pre-tax charge of $5,325 related to a litigation settlement.